Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (“Agreement”) entered into and dated as of August 2, 2023 (the “Amendment Effective Date”) is among Adams Resources & Energy, Inc., a Delaware corporation (the “Parent”), GulfMark Asset Holdings, LLC, a Texas limited liability company (“GulfMark Holdings”), Service Transport Company, a Texas corporation (“Service,” and together with Parent and GulfMark Holdings, the “Borrowers” and each individually, an “Borrower”), the subsidiaries of the Borrowers party hereto (each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) party hereto, and Cadence Bank, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as Swingline Lender (as defined in the Credit Agreement) and Issuing Lender (as defined in the Credit Agreement).

RECITALS

A.    The Borrowers, the Administrative Agent, the Issuing Lender, and the financial institutions party thereto from time to time as lenders (collectively, the “Lenders”), are parties to that certain Credit Agreement dated as of October 27, 2022 (the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Agreement and as otherwise amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”).

B.    Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date, the parties hereto wish to make certain amendments to the Existing Credit Agreement, all as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2.Other Definitional Provisions. Unless otherwise specified herein: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” (d) the word “will” shall be construed to have the same meaning and effect as the word “shall,” (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form and (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

Section 3.Amendments to Credit Agreement. Effective as of the Amendment Effective Date, the Existing Credit Agreement is amended as follows:
(a)Section 1.1 of the Existing Credit Agreement is amended to amend and restate the definitions of “Consolidated EBITDA” and “Consolidated Funded Indebtedness” in their entirety as follows, and the following defined terms shall apply to the financial covenant calculations included in the Compliance Certificate for the period ending June 30, 2023 and thereafter:

“Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Parent and its Subsidiaries:

(a)Consolidated Net Income for such period plus

(b)the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period:

(i)Consolidated Interest Expense;

(ii)expense for Taxes measured by net income, profits or capital (or any similar measures), paid or accrued, including federal and state and local income Taxes, foreign income Taxes and franchise Taxes;

(iii)depreciation, amortization and other non-cash charges or expenses, excluding any non-cash charge or expense that represents an accrual for a cash expense to be taken in a future period;

(iv)any unusual and non-recurring losses and expenses, provided that the aggregate amount added back pursuant to this clause (iv) shall not exceed ten percent (10%) of Consolidated EBITDA (calculated after giving effect to all add-backs) for such period; and

(v)non-cash losses or non-cash items, including, but not limited to inventory valuation losses;

(c)less the sum of the following, without duplication, to the extent included in determining Consolidated Net Income for such period:

(i)interest income,

(ii)Federal, state, local and foreign income Tax credits of the Parent and its Subsidiaries for such period (to the extent not netted from income Tax expense);

(iii)any unusual and non-recurring gains and income;

(iv)non-cash gains or non-cash items, including, but not limited to inventory liquidation gains; and

(v)any cash expense made during such period which represents the reversal of any non-cash expense that was added in a prior period pursuant to clause (b)(iii) above subsequent to the fiscal quarter in which the relevant non-cash expenses, charges or losses were incurred.

For purposes of calculating Consolidated EBITDA, Acquired EBITDA of an acquired entity shall be added to Consolidated EBITDA of the Parent and its Subsidiaries (without duplication) when applicable.

“Consolidated Funded Indebtedness” means, as of any date of determination, for the Parent and its Subsidiaries on a Consolidated basis, the sum of, without duplication, (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, (b) all purchase money Indebtedness, (c) all obligations to pay the deferred purchase price of property or services of any such Person (including all payment obligations under non-competition, earn-out or similar agreements, solely to the extent any such payment obligation under non-competition, earn-out or similar agreements becomes a liability on the balance sheet of such Person in accordance with GAAP), except trade payables arising in the ordinary course of business not more than ninety (90) days past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person, (d) the Attributable Indebtedness of such Person with respect to such Person’s Capital Lease Obligations and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP), (e) all obligations of any such Person relative to letters of credit or banker’s acceptances issued for the account of any such Person, but only to the extent such letter of credit or banker’s acceptance has been drawn and then only in the amount of the outstanding reimbursement obligation (including any Reimbursement Obligation) with respect thereto, (f) all obligations of any such Person in respect of Disqualified Equity Interests which shall be valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends that are past due, (g) all Guarantees of any such Person with respect to any of the foregoing and (h) all Indebtedness of the types referred to in clauses (a) through (g) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.

Section 4.Representations and Warranties. Each Credit Party hereby represents and warrants, as of the date hereof, that:

(a)before and immediately after giving effect to this Agreement, the representations and warranties contained in the Existing Credit Agreement and the representations and warranties contained in each of the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of the date hereof, as though made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date);

(b)before and immediately after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing;

(c)the execution, delivery and performance of this Agreement by such Credit Party, as applicable, are within its corporate, partnership, or limited liability company power and authority, as applicable, and have been duly authorized by all necessary corporate, partnership, or limited liability company action, as applicable;

(d)this Agreement constitutes the legal, valid and binding obligation of such Credit Party, as applicable, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;

(e)there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement;

(f)the Collateral is unimpaired by this Agreement and the Credit Parties have granted to the Administrative Agent a valid and perfected first priority security interest in the Collateral covered by the Security Documents, and such Liens are not subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind; and

(g)no action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority is threatened or pending and no preliminary or permanent injunction or order by a state or federal court has been entered in connection with this Agreement or any other Loan Document.

Section 5.Conditions to Amendment Effective Date. This Agreement shall become effective on the Amendment Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:

(a)This Agreement. The Administrative Agent shall have received this Agreement executed by duly authorized officers of each Borrower, each Guarantor, the Administrative Agent, the Issuing Lender and the Required Lenders.

(b)Fees and Expenses. The Borrowers shall have paid all fees and expenses due and payable under the Loan Documents, including the fees and expenses of the Administrative Agent’s outside legal counsel payable in accordance with Section 13.3(a) of the Existing Credit Agreement pursuant to all invoices presented for payment on or prior to the Amendment Effective Date.

Section 6.Acknowledgments and Agreements.
(a)Each Credit Party acknowledges that, on the date hereof, all outstanding Obligations are payable in accordance with their terms and each Credit Party waives any defense, offset, counterclaim or recoupment (other than a defense of payment or performance) with respect thereto.

(b)Each Credit Party does hereby adopt, ratify, and confirm the Existing Credit Agreement, as amended by this Agreement, and acknowledges and agrees that the Existing Credit Agreement, as so amended, is and remains in full force and effect, and acknowledges and agrees that their respective liabilities and obligations under the Existing Credit Agreement, as so amended, the Guaranty Agreement, the Security Documents and the other Loan Documents are not impaired in any respect by this Agreement.

(c)Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.

(d)From and after the Amendment Effective Date, all references to the Existing Credit Agreement shall mean the Existing Credit Agreement, as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 7.Reaffirmation of Security Documents. Each Credit Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Secured Obligations as the same may be amended, extended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.

Section 8.Reaffirmation of the Guaranty Agreement. Each Credit Party hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Credit Party, as applicable, continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty Agreement), as such Guaranteed Obligations may have been amended, extended or modified by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Credit Party under the Guaranty Agreement, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 9.Counterparts. This Agreement may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 11.Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality, and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.
Section 12.Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.
Section 13.Entire Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
    THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:

ADAMS RESOURCES & ENERGY, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Executive Vice President, Chief Financial Officer, and Treasurer

GULFMARK ASSET HOLDINGS, LLC
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Chief Financial Officer and Treasurer

SERVICE TRANSPORT COMPANY
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Credit Agreement (Adams Resources & Energy, Inc.)

GUARANTORS:
ARE CAPTIVE, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Vice President and Treasurer

ADAMS RESOURCES MEDICAL MANAGEMENT, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	President

VICTORIA EXPRESS PIPELINE, L.L.C.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Chief Financial Officer

GULFMARK TERMINALS, LLC
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Chief Financial Officer

GULFMARK ENERGY, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Chief Financial Officer

RED RIVER VEHICLE HOLDINGS LLC
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Credit Agreement (Adams Resources & Energy, Inc.)

FIREBIRD BULK CARRIERS, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Secretary and Treasurer

PHOENIX OIL, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	Secretary and Treasurer

ADA CRUDE OIL COMPANY
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	President

ADA MINING CORPORATION
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	President and Treasurer

ADA RESOURCES, INC.
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	President and Chief Financial Officer

CLASSIC COAL CORPORATION
By:	/s/ Tracy E. Ohmart
Name:	Tracy E. Ohmart
Title:	President and Treasurer

Signature Page to Amendment No. 1 to Credit Agreement (Adams Resources & Energy, Inc.)

ADMINISTRATIVE AGENT AND LENDER:
CADENCE BANK,
as Administrative Agent, Issuing Lender, and Lender
By:	/s/ Wyatt Stovall
Name:	Wyatt Stovall
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement (Adams Resources & Energy, Inc.)

LENDERS:
VERITEX COMMUNITY BANK

By:	/s/ Michael Martin
Name:	Michael Martin
Title:	Executive Vice President

Signature Page to Amendment No. 1 to Credit Agreement (Adams Resources & Energy, Inc.)

ORIGIN BANK

By:	/s/ Robert S. Martin
Name:	Robert S. Martin
Title:	Regional EVP

Signature Page to Amendment No. 1 to Credit Agreement (Adams Resources & Energy, Inc.)

CENTURY BANK

By:	/s/ Keith Miller
Name:	Keith Miller
Title:	EVP

Signature Page to Amendment No. 1 to Credit Agreement (Adams Resources & Energy, Inc.)

AMERANT BANK

By:	/s/ Miguel Penaloza
Name:	Miguel Penaloza
Title:	VP Relationship Manager

Signature Page to Amendment No. 1 to Credit Agreement (Adams Resources & Energy, Inc.)